UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2005

AKSYS, LTD.

(Exact name of registrant as specified in its charter)

000-28290

(Commission File Number)

Delaware	36-3890205
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Marriott Drive
Lincolnshire, Illinois  60069

(Address of principal executive offices, with zip code)

(847) 229-2020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.

On August 8, 2005, Aksys, Ltd. issued a press release announcing financial results for the quarter and six months ended June 30, 2005 and other information concerning the company and its business.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in the Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Document

99.1	Press release dated August 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2005

AKSYS, LTD.

/s/ Laurence P. Birch
By:	Laurence P. Birch
Its:	Senior Vice President and
Chief Financial Officer